                                                                   EXHIBIT 10.31


                                  AMENDMENT TO
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


This Amendment to the Greyhound Lines, Inc. (the "Company") Supplemental Executive Retirement Plan is made as of December 9, 1996.

        WHEREAS, the Company previously adopted the Greyhound Lines, Inc. Supplemental Executive Retirement Plan, as restated effective January 1, 1994 (the "Plan"); and

        WHEREAS, the Company, having sought the approval of the Compensation and Organization Committee of the Board of Directors of the Company, desires to amend the Plan and modify the listing of the Participants in the Plan.

NOW, THEREFORE, the Plan shall be amended as follows.

1. Section 6.1(c) of the Plan shall be renumbered as Section 6.1(d) and the following shall be added as Section 6.1(c):

        "(c)     20 percent for the Participants that: (i) hold the position of a Senior Vice President with Sponsor or (ii) any other Participants that, as of the first day of a Plan Year beginning on or after January 1, 1996, have completed a minimum of 84 months of Service with Sponsor; and"

2. The Participants in the Plan shall be those individuals listed on Appendix A hereto; that the Service Start Date, contribution level and the contribution effective date for each such Participant shall be as set forth on Appendix A hereto.

3. Capitalized terms used herein without definition shall have the meaning ascribed to such terms as set forth in the Plan.



                                          GREYHOUND LINES, INC.


                                          By:
                                             ----------------------------------
                                               Daniel R. Weston
                                               Vice President - Human Resources
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                                  APPENDIX A

                     SERP PARTICIPANTS - EFFECTIVE 12/9/96
================================================================================

--------------------------------------------------------------------------------
                                 SERVICE  CO. CONTRIB       CONTRIB
EXECUTIVE                         START     EFF DATE          %
--------------------------------------------------------------------------------
Craig Lentzsch                   11/15/94   11/15/94         20%
--------------------------------------------------------------------------------
Jack Haugsland                   5/15/95    5/15/95          20%
--------------------------------------------------------------------------------
Steve Korby                       4/1/95     4/1/95          20%
--------------------------------------------------------------------------------
Floyd Holland                    11/25/58    1/1/94          20%
--------------------------------------------------------------------------------
Ralph Borland                    6/18/72     1/1/94          20%
--------------------------------------------------------------------------------
John Taylor                      12/27/88    1/1/94          20%
--------------------------------------------------------------------------------
Ted Burk                         11/20/70   4/15/95        10%/20% *
--------------------------------------------------------------------------------
Mark Southerst                    7/1/88    1/24/95        10%/20% *
--------------------------------------------------------------------------------
John Como                        3/14/88     1/1/97          20% **
--------------------------------------------------------------------------------
Scott Kirksey                    6/12/95    6/12/95          10%
--------------------------------------------------------------------------------
Stuart Robinson                  11/15/94   11/15/94         10%
--------------------------------------------------------------------------------
Martha Smither                   5/16/94    5/16/94          10%
--------------------------------------------------------------------------------
Dan Weston                        2/1/94     2/1/94          10%
--------------------------------------------------------------------------------
Ken Wilkinson                    5/23/94    11/15/96         10%
--------------------------------------------------------------------------------
George Graveley                  11/1/96    11/1/96          10%
--------------------------------------------------------------------------------
Ray McQueen                      11/4/96    11/4/96          10%
--------------------------------------------------------------------------------
* 10%  prior to 1/1/96; 20% on/after 1/1/96
--------------------------------------------------------------------------------
** 20% as of 1/1/97
--------------------------------------------------------------------------------